UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HEALTHCARE TRUST, INC. 650 FIFTH AVENUE, 30TH FLOOR NEW YORK, NY 10019 HEALTHCARE TRUST, INC. 2022 Annual Meeting Vote by May 11, 2022 11:59 PM ET You invested in HEALTHCARE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022. Vote Virtually at the Meeting May 12, 2022 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HTI2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73497-P68777 Get informed before you vote View the Proxy Statement, the Notice of Annual Meeting and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73498-P68777 1. Election of Directors Nominees for Class II Directors: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. 1a. Edward G. Rendell 1a. Elizabeth K. Tuppeny NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For

P68806-EPB Join your fellow shareholders PLEASE VOTE TODAY. Your vote is important! Paradise Valley Medical Plaza

HTI
HEALTHCARE TRUST INC

Your vote is important!
Please vote your shares today!

The Annual Stockholder Meeting will be held on May 12, 2022. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-855-973-0096.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-973-0096 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Your vote matters! Dear Fellow Stockholder: We are pleased to inform you that we are preparing for our upcoming Annual Meeting of Stockholders, which will be held on May 12, 2022. We must successfully complete this year’s Annual Meeting proxy process in advance of the meeting date in order to not adjourn the Annual Meeting. Enclosed are the proxy materials which describe the matters to be acted upon at the Annual Meeting of Stockholders. This year these matters include only the election of members of the board of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the year ending December 31, 2022. Please respond to the proxy solicitation by casting your vote for each of the matters described in the proxy materials by calling 1-855-973-0096. Failure to obtain the required votes for all of the proposals will cause the Annual Meeting to be adjourned and rescheduled until all voting requirements are met. If you have any questions, please feel free to contact the company's investor relations group at 1-866-902-0063 or visit our website at www.healthcaretrustinc.com. Sincerely, P68806-LTR WITHOUT A PROXY CARD Call 1-855-973-0096 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM/HTI Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-855-973-0096 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE Michael Weil Chief Executive Officer and President